UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 08/18/2021

NATURAL ALTERNATIVES INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Commission File Number:  000-15701

Delaware	84-1007839
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1535 Faraday Avenue, Carlsbad, CA 92008

(Address of principal executive offices, including zip code)

760-736-7700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	NAII	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 18, 2021, Natural Alternatives International, Inc., a Delaware corporation, ("NAI") entered into an amendment of its credit facility with Wells Fargo Bank, National Association ("Wells Fargo"). The amended credit facility added a $10,000,000 term loan to the existing $20,000,000 credit facility, and permitted NAI to use the $10,000,000 term loan as part of the $17,500,000 purchase consideration for the acquisition of a manufacturing and warehouse property in Carlsbad California. The Credit Agreement was amended and a new Revolving Line of Credit Note, Security Agreement, Term Note and real property security documents were added to the credit facility.

As of the date of this report, the Revolving Line of Credit Note balance was zero.

The foregoing description does not purport to be complete and is qualified in its entirety by the agreements attached hereto as Exhibits 10.3, through 10.6 each of which is incorporated herein by reference.

ITEM 2.01 ACQUISITION

On August 20, 2021, NAI acquired a manufacturing and warehouse property in Carlsbad California from an unrelated party for $17,500,000. NAI financed $10,000,000 of the purchase price through a term loan pursuant to its recently amended credit facility with Wells Fargo and paid the remainder of the purchase price and closing costs with its available cash. The approximately 54,154 square foot building includes environmentally controlled warehouse space, office and additional warehouse space. NAI intends to retrofit a significant portion of the building into a dedicated high-volume powder blending and packaging facility. This new facility will also provide NAI with additional raw material storage capacity, and offices.

ITEM 2.03.         CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information provided in Item 1.01 above is hereby incorporated by reference into this Item 2.03.

ITEM 7.01 REGULATION FD DISCLOSURE.

On August 24, 2021, NAI issued a press release announcing the acquisition of a new manufacturing and warehouse property in Carlsbad California and the amendment of its credit facility with Wells Fargo. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

10.3         First Amendment to Credit Agreement by and between NAI and Wells Fargo Bank dated August 16, 2021.

10.4         Revolving Line of Credit Note made by NAI for the benefit of Wells Fargo dated August 16, 2021 in the amount of $20,000,000.

10.5         Term Note made by NAI for the benefit of Wells Fargo Bank dated August 16, 2021 in the amount of $10,000,000.

10.6         Security Agreement by and between NAI and Wells Fargo Bank dated August 16, 2021.

99.2         Press Release issued by NAI on August 24, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Natural Alternatives International, Inc.

a Delaware corporation

Date August 23, 2021                                    By:             /s/Mike Fortin______________________

Mike Fortin, Chief Financial Officer